NVIT Multi-Manager Small Cap Value Fund
Summary Prospectus May 2, 2022

Class I / Class II / Class IV

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated May 2, 2022 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT Multi-Manager Small Cap Value Fund seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares
Management Fees	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.13%	1.38%	1.13%
Fee Waiver/Expense Reimbursement(1)	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.06%	1.31%	1.06%
(1) Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.91% until at least April 30, 2023. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers
NSP-MM-SCV (5/22)
Summary Prospectus May 2, 2022

NVIT Multi-Manager Small Cap Value Fund

that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$108	$352	$616	$1,368
Class II Shares	133	430	749	1,651
Class IV Shares	108	352	616	1,368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.03% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies. The Fund uses a value style of investing, which means that it invests in small-cap companies that the Fund’s subadvisers believe may have good earnings growth potential, but which the market has undervalued. The Fund also invests in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a subadviser believes have favorable prospects for recovery). The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings (“IPOs”) of small companies to capitalize on the opportunity for growth although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when its market capitalization exceeds the small-cap range, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may also enter into repurchase agreements to generate additional income.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser invests in small-cap value stocks using a multidimensional investment process that combines finance and behavioral theory and quantitative and statistical methods, while the other subadviser uses an actively managed bottom-up stock selection process for choosing securities across the small-cap equity market universe. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may
Summary Prospectus May 2, 2022

NVIT Multi-Manager Small Cap Value Fund

exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Selection risk – selection risk is the risk that the securities selected by the Fund’s subadvisers will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Special situation companies risk – these are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of the special situation company may decline.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
REIT and real estate securities risk – involves the risks that are associated with investing in real estate, including (1) possible declines in the value of real estate; (2) adverse general and local economic conditions; (3) possible lack of availability of mortgage funds; (4) changes in interest rates; (5) unexpected vacancies of properties; (6) environmental problems; and (7) the relative lack of liquidity associated with investments in real estate. In addition, REITs are subject to other risks related specifically to their structure and focus: (a) dependency on management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) the possibility of failing to qualify for special tax treatment; (i) duplicative fees; and (j) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs whose underlying properties are concentrated in a particular industry or geographic region also are subject to risks affecting such industries and regions.
 REITs – REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadviser(s). It is possible that the security selection process of one subadviser will not complement that of the other subadviser(s). As a result, the Fund’s exposure to a given
Summary Prospectus May 2, 2022

NVIT Multi-Manager Small Cap Value Fund

security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund may default on its obligation to repurchase them.
Quantitative analysis strategy risk – the success of the Fund's investment strategy may depend in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Model and data risk – one of the Fund’s subadvisers relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by a subadviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by a subadviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

Highest Quarter:	32.16%	–	4Q 2020
Lowest Quarter:	-36.11%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	10 Years
Class I Shares	32.04%	8.40%	12.35%
Class II Shares	31.58%	8.12%	12.08%
Class IV Shares	31.93%	8.38%	12.36%
Russell 2000® Value Index (reflects no deduction for fees or expenses)	28.27%	9.07%	12.03%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Summary Prospectus May 2, 2022

NVIT Multi-Manager Small Cap Value Fund

Subadvisers
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
WCM Investment Management, LLC (“WCM”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jacobs Levy
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since 2019
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since 2019
WCM
Jonathon Detter, CFA	Portfolio Manager and Business Analyst	Since 2019
Anthony B. Glickhouse, CFA	Portfolio Manager and Business Analyst	Since 2019
Patrick McGee, CFA	Portfolio Manager and Business Analyst	Since 2019
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus May 2, 2022

NVIT Multi-Manager Small Cap Value Fund

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Summary Prospectus May 2, 2022

NVIT Multi-Manager Small Cap Value Fund